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                                                                   EXHIBIT 10.23

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION THAT CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THIS CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

THIS INSTRUMENT AMENDS AND RESTATES THAT CERTAIN PROMISSORY NOTE EXECUTED BY THE DEBTOR ON DECEMBER 6, 1999 IN THE ORIGINAL PRINCIPAL AMOUNT OF $250,000.00.

                      AMENDED AND RESTATED PROMISSORY NOTE

$190,905.00                                                  Richmond, Virginia
                                                         Date: December 13, 2001

         FOR VALUE RECEIVED, the undersigned, CELL ROBOTICS INTERNATIONAL, INC., a Colorado corporation ("Maker"), promises to pay to HUMAGEN FERTILITY DIAGNOSTICS, INC., a Virginia corporation, or order, or assigns ("Noteholder"), the sum of ONE HUNDRED NINETY THOUSAND, NINE HUNDRED, FIVE and 00/100 DOLLARS ($190,905.00), with interest thereon, commencing as of May 6, 2000 and continuing until fully paid, at the rate of six percent (6.0%) per annum. All payments of interest and principal shall be made to Noteholder at 2400 Hunter's Way, Charlottesville, Virginia 22911, or at such other place as Noteholder may designate in writing. The principal and all accrued interest shall be due and payable in monthly installments of FIFTY THOUSAND and NO/100 DOLLARS ($50,000.00), commencing on January 31, 2002, and continuing on the last day of each and every calendar month thereafter for a period of three consecutive months. The remaining principal amount then outstanding hereunder and all then accrued interest shall be due and payable on April 30, 2002.

         All payments shall be first applied to any late payment due, then interest accrued or due, and then to the principal sum.

         The Maker shall have the privilege of prepayment of principal or interest in whole or in part at any time without premium or penalty. Any prepayment shall be first applied to any late payment then due, then to interest accrued or due, and then to the principal sum.

         In the event of default on any installment due hereunder for a period of five (5) days, Noteholder shall be entitled to receive, in addition to the installment then due, a late charge in the amount of five percent (5%) of such monthly installment then due. Should the undersigned fail to pay any installment of this Promissory Note when due and within five (5) days after receipt of written notice from the Noteholder with regard to such nonpayment, or upon application of the appointment of a Receiver for the Maker, or upon the filing of a petition in bankruptcy by or against the Maker, any such event shall constitute a default hereunder and the entire unpaid amount hereof shall become due and payable forthwith at the election of Noteholder and without further notice. Failure to exercise this option upon any default or defaults shall not constitute or be construed as a waiver of the right to exercise the said option in the event of any subsequent default.


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         The Maker hereby waives presentment, demand, protest and notice of dishonor and protest, and hereby agrees that extension or extensions of the time of payment of this Promissory Note or any installment or part hereof may be made before, at or after maturity by agreement with any one or more of the parties hereto without notice to and without releasing the liability of any other party to this Promissory Note, and they do likewise waive the benefit of all homestead exemptions as to this debt and any right which they may have to require the Noteholder to proceed against any person, and agree to pay all the expenses incurred in collecting the same, including reasonable attorney's fees in case this Promissory Note shall not be paid at maturity or when declared due and payable as provided herein.

         The undersigned hereby appoints David Shane Smith as its attorney in fact to appear in the Office of the Clerk of the Circuit Court of Richmond, Virginia, to confess judgment upon this Note against it in favor of Humagen Fertility Diagnostics, Inc. for the lesser of $190,905.00, or for the amount then due hereunder, plus interest at 6.0% per annum and costs, including reasonable attorneys' fees as determined hereinabove, and for which the Maker authorizes the aforesaid attorney in fact, at any time after default hereof, to confess judgment. The Maker waives presentment, demand, protest and notice.

         IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

         WITNESS the following signature and seal:


                                           CELL ROBOTICS INTERNATIONAL, INC.


                                        By: /s/ Ronald Lohrding
                                           ---------------------------------
                                           President


         THE FOREGOING WAS ACKNOWLEDGED BEFORE ME THIS 13TH DAY OF DECEMBER, 2001 BY RONALD LOHRDING, THE PRESIDENT OF CELL ROBOTICS INTERNATIONAL, INC.


                                            -------------------------------
                                                     Notary Public


                   My commission expires: ____________________


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Maker's address to
which Notices shall be sent:
2715 Broadbent Parkway NE
Albuquerque, New Mexico 87107


Noteholder's address to which
Notices and payments shall be sent:
2400 Hunter's Way
Charlottesville, Virginia 23228



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